UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08788
                                   ----------

                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
                 -----------------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 9/30/03
                         ---------

ITEM 1. REPORTS TO STOCKHOLDERS



                                                              SEPTEMBER 30, 2003





                                [GRAPHIC OMITTED]

SEMIANNUAL REPORT AND SHAREHOLDER INFORMATION
                                                                   INTERNATIONAL



                              TEMPLETON RUSSIA AND
                            EAST EUROPEAN FUND, INC.

[LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]
      INVESTMENTS

Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments



GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.



SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.



TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.



RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.



 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the semiannual report

                               Contents

Important Notice to Shareholders ................   1


SEMIANNUAL REPORT

Templeton Russia and
East European Fund, Inc. ........................   2

Performance Summary .............................   6

Financial Highlights and
Statement of Investments ........................   7

Financial Statements ............................  10

Notes to Financial Statements ...................  13

Proxy Voting Policies and Procedures ............  20

Semiannual Report

Templeton Russia and East European Fund, Inc.


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Templeton Russia and East European Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments that are tied economically to Russia or East European countries.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 9/30/03

Diversified Telecommunication Services                 16.7%
Oil & Gas                                              16.7%
Metals & Mining                                        15.6%
Commercial Banks                                       12.6%
Electric Utilities                                     10.3%
Pharmaceuticals                                         7.2%
Wireless Telecommunication Services                     5.1%
Automobiles                                             1.2%
Communications Equipment                                0.8%
Short-Term Investments & Other Net Assets              13.8%



Dear Shareholder:

We are pleased to bring you Templeton Russia and East European Fund's semiannual report for the period ended September 30, 2003.


PERFORMANCE OVERVIEW

Templeton Russia and East European Fund posted six-month cumulative total returns of +51.12% in market-price terms and +46.63% based on change in net asset value, as shown in the Performance Summary on page 6. In comparison, the Morgan Stanley Capital International (MSCI) Russia Index posted a 67.15% cumulative total return and the MSCI Emerging Markets (EM) Eastern European Index posted a 53.21% cumulative total return for the same period. 1


ECONOMIC AND MARKET OVERVIEW

According to the World Bank, for the first half of 2003, Russia's gross domestic product grew an annualized 7.2% compared with the first half of 2002, outpacing the 4.3% growth rate for calendar year 2002, largely as a result of higher oil prices. In line with Russia's strengthening economy, the International Monetary Fund raised its 2003 growth forecast to 6% from 4%, citing real wage growth and the financial market's increased liquidity.

During the six months under review, many eastern European equity markets performed well as prospective European Union (EU) candidates passed referendums for 2004 accession into the EU. The Russian market outperformed many other



1. Source: Standard & Poor's Micropal. The MSCI Russia Index is market capitalization-weighted and measures total returns of equity securities in Russia. The MSCI EM Eastern European Index is a free-floating adjusted market capitalization index and measures equity market performance in emerging market countries of eastern Europe. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 8.


2 |  Semiannual Report
emerging markets, as well as such developed markets as the U.S., U.K. and Japan. Geopolitical issues appeared to dominate markets early in the reporting period, as concerns grew that impending war in Iraq could negatively affect oil prices. In July, the Russian market fell with the onset of a conflict between YUKOS, one of Russia's largest oil companies, and the Russian government. Several officials of YUKOS faced allegations thought to be related to influencing upcoming parliamentary elections; however, after several weeks the market seemed to take the YUKOS-Kremlin conflict in stride and view it as isolated. This and high oil prices, excess market liquidity and the government's approval of the YUKOS-Sibneft merger, which will create Russia's largest oil company and one of the world's largest, contributed to a rebound in the Russian market during the latter half of the reporting period.

Russia and Saudi Arabia signed an agreement during the reporting period to maintain global oil market stability, signaling greater cooperation between the two nations. In addition, Indonesian President Sukarnoputri and her counterpart, Vladimir Putin, signed a treaty aimed at improving their countries' political and economic ties. As World Trade Organization (WTO) talks progressed, Deputy Minister of Economic Development and Trade Maxim Medvedkov said that bilateral negotiations aimed at improving the access of goods and services between Russia and a majority of WTO member-countries could be completed by the end of 2003.


INVESTMENT STRATEGY

Our investment strategy employs a company-specific, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies in the context of their sector and country. We perform in-depth research to construct an action list from which we construct the portfolio. Our emphasis is on value and not indexing to match or beat an index. During our analysis, we also consider a company's position in its sector, the economic framework and political environment.


MANAGER'S DISCUSSION

During the six months under review, we reduced the Fund's Russian exposure as we sold securities that became expensive during the Russian market's recent boom. We sold a substantial portion of our holdings in oil and gas companies Surgutneftegaz and Tatneft, as well as all of our position in multiline retailer GUM Trade House. As a result of these changes, the Fund's oil and gas exposure



TOP 10 EQUITY HOLDINGS
9/30/03

-----------------------------------------------------
  COMPANY                              % OF TOTAL
  SECTOR/INDUSTRY                      NET ASSETS
-----------------------------------------------------
  Sberbank RF                               12.6%
   COMMERCIAL BANKS
-----------------------------------------------------
  JSC Mining and Smelting Co.
  Norilsk Nickel                             7.3%
   METALS & MINING
-----------------------------------------------------
  Cherepovets Mk Severstal                   6.6%
   METALS & MINING
-----------------------------------------------------
  Unified Energy Systems                     6.5%
   ELECTRIC UTILITIES
-----------------------------------------------------
  YUKOS                                      5.9%
   OIL & GAS
-----------------------------------------------------
  Volga Telecom, ord. & ADR                  5.2%
   DIVERSIFIED TELECOMMUNICATION SERVICES
-----------------------------------------------------
  Vimpel Communications, ADR                 5.1%
   WIRELESS TELECOMMUNICATION SERVICES
-----------------------------------------------------
  Lukoil Holdings, ADR                       4.7%
   OIL & GAS
-----------------------------------------------------
  Pliva D D, GDR, Reg S                      4.1%
   PHARMACEUTICALS
-----------------------------------------------------
  Mosenergo, ADR & GDR                       3.8%
   ELECTRIC UTILITIES
-----------------------------------------------------

                                                           Semiannual Report | 3
decreased and its retail exposure was eliminated. The Fund's holdings in metals and mining increased during the period due to a new position in AvtoVAZ and market appreciation. The Fund's exposure to wireless telecommunication services also increased, as Vimpel Communications appreciated 76% in U.S. dollar terms during the period under review.

The Fund benefited from its overweighted positions, relative to the MSCI EM Eastern European Index, in Severstal Auto and Vimpel Communications. The Fund's relatively underweighted position in MOL also helped performance. Detracting from performance were the Fund's relatively overweighted positions in Sberbank and Southern Telecommunications (Yuzhnaya Telecommunications) and relatively underweighted position in Unified Energy Systems. By industry, energy (oil and gas), materials (metals and mining) and telecommunication services (wireless telecommunication services) contributed positively to the Fund's relative performance, while health care and utilities hindered relative performance. Geographically, the Fund's underweighted exposures to Hungary and Poland helped performance relative to the index.

During the reporting period, the Fund's short-term investments and other net assets (cash) increased from 4.4% to 13.8% of total net assets as we disposed of holdings we believed were trading at relatively high valuations. This larger cash position hindered performance during the period.

Investing in any emerging market, including Russia and eastern Europe, means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. These risks include, but are not limited to, political, economic, legal and social uncertainties (for example, regional conflicts and risk of war), market and currency exchange rate volatility, delays in settling portfolio transactions, risk of loss arising from an underdeveloped system of share transfer, registration and custody, and the pervasiveness of corruption and crime in the economic system of certain countries. Also, as a non-diversified investment company investing in Russia and eastern Europe, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities.






4 |  Semiannual Report

Thank you for investing in Templeton Russia and East European Fund. We welcome your comments and look forward to serving you.

Sincerely,

[PHOTO OMITTED]
/S/Mark Mobius
President and Chief Executive Officer - Investment Management
Templeton Russia and East European Fund, Inc.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




                                                           Semiannual Report | 5

Performance Summary as of 9/30/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.



PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
                                                        CHANGE           9/30/03          3/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$9.85            $31.96           $22.11
---------------------------------------------------------------------------------------------------
  Market Price (NYSE)                                  +$10.06            $30.60           $20.54
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (4/1/03-9/30/03)
---------------------------------------------------------------------------------------------------
  Short-Term Capital Gain                 $0.0269
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                  $0.3633
---------------------------------------------------------------------------------------------------
                   Total                  $0.3902
---------------------------------------------------------------------------------------------------




PERFORMANCE

-----------------------------------------------------------------------------------------------------------------------
                                                6-MONTH        1-YEAR         5-YEAR            INCEPTION (6/15/95) 2
-----------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1
-----------------------------------------------------------------------------------------------------------------------
     Based on change in NAV                     +46.63%         +76.68%      +464.91%            +198.83%
-----------------------------------------------------------------------------------------------------------------------
     Based on change in market price            +51.12%         +97.84%      +297.42%            +193.45% 3
-----------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 1
-----------------------------------------------------------------------------------------------------------------------
     Based on change in NAV                     +46.63%         +76.68%       +41.39%             +14.11%
-----------------------------------------------------------------------------------------------------------------------
     Based on change in market price            +51.12%         +97.84%       +31.78%             +14.31% 3
-----------------------------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. RUSSIAN AND EAST EUROPEAN SECURITIES INVOLVE SIGNIFICANT ADDITIONAL RISKS, INCLUDING POLITICAL AND SOCIAL UNCERTAINTY (FOR EXAMPLE, REGIONAL CONFLICTS AND RISK OF WAR), CURRENCY EXCHANGE RATE VOLATILITY, PERVASIVENESS OF CORRUPTION AND CRIME IN THE RUSSIAN AND EAST EUROPEAN ECONOMIC SYSTEMS, DELAYS IN SETTLING PORTFOLIO TRANSACTIONS AND RISK OF LOSS ARISING OUT OF THE SYSTEM OF SHARE REGISTRATION AND CUSTODY USED IN RUSSIA AND EAST EUROPEAN COUNTRIES. ALSO, AS A NON-DIVERSIFIED INVESTMENT COMPANY INVESTING IN RUSSIA AND EAST EUROPEAN COUNTRIES, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, PLEASE CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.


ENDNOTES

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.
2. Commencement of Fund operations.
3. Since 9/13/95, commencement of trading on New York Stock Exchange.




6 |  Past performance does not guarantee future results.  |  Semiannual Report

Templeton Russia and East European Fund, Inc.

FINANCIAL HIGHLIGHTS


                                                 -------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                 SEPTEMBER 30, 2003              YEAR ENDED MARCH 31,
                                                    (UNAUDITED)      2003        2002        2001        2000       1999
                                                 -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $22.11      $21.60      $13.40      $20.48       $9.60     $28.02
                                                 -------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...............           .16        (.07)        .05        (.03)        .15        .27
 Net realized and unrealized gains (losses) ...         10.08         .68        8.23       (7.05)      11.11     (15.98)
                                                 -------------------------------------------------------------------------
Total from investment operations ..............         10.24         .61        8.28       (7.08)      11.26     (15.71)
                                                 -------------------------------------------------------------------------
Capital share repurchases .....................            --          --         .01         .02          --         --
                                                 -------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            --          --        (.09)       (.02)       (.38)      (.02)
 Net realized gains ...........................          (.39)       (.10)         --          --          --      (2.69)
                                                 -------------------------------------------------------------------------
Total distributions ...........................          (.39)       (.10)       (.09)       (.02)       (.38)     (2.71)
                                                 -------------------------------------------------------------------------
Net asset value, end of period ................        $31.96      $22.11      $21.60      $13.40      $20.48      $9.60
                                                 -------------------------------------------------------------------------
Market value, end of period b .................       $30.600     $20.540     $27.100     $11.080     $18.750    $11.375
                                                 -------------------------------------------------------------------------
Total return (based on market value
 per share) c .................................        51.12%    (23.87)%     145.77%    (40.83)%      68.96%   (63.68)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $171,621    $118,724    $115,943     $72,103    $110,974    $51,940
Ratios to average net assets:
 Expenses .....................................         1.86% d     2.02%       2.07%       2.05%       2.16%      2.14%
 Net investment income (loss) .................         1.14% d    (.33)%        .30%      (.17)%       1.16%      2.17%
Portfolio turnover rate .......................        10.32%       7.85%      70.05%      63.77%      60.18%     13.32%




aBased on average shares outstanding.
bBased on the last sale on the New York Stock Exchange.
cTotal return is not annualized for periods less than one year.
dAnnualized

                      Semiannual Report | See notes to financial statements. | 7

Templeton Russia and East European Fund, Inc.

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2003 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 86.2%
  AUTOMOBILES 1.2%
a GAZ Auto Plant .........................................................       Russia            64,140     $  1,860,060
a Severstal Auto JSC .....................................................       Russia            90,360          225,900
                                                                                                              ------------
                                                                                                                 2,085,960
                                                                                                              ------------
  COMMERCIAL BANKS 12.6%
  Sberbank RF ............................................................       Russia            82,401       21,630,263
                                                                                                              ------------
  COMMUNICATIONS EQUIPMENT .8%
a Golden Telecom Inc. ....................................................       Russia            51,930        1,419,766
                                                                                                              ------------
  DIVERSIFIED TELECOMMUNICATION SERVICES 16.7%
  Rostelecom, ADR ........................................................       Russia           256,460        2,646,667
  Sibirtelecom ...........................................................       Russia       127,856,180        3,835,685
  Telekomunikacja Polska SA ..............................................       Poland         1,114,200        3,880,700
  Uralsvyazinform ........................................................       Russia       138,340,000        3,679,844
  VolgaTelecom ...........................................................       Russia         3,685,789        7,371,578
  VolgaTelecom, ADR ......................................................       Russia           407,000        1,469,313
  Yuzhnaya Telecommunication Co. .........................................       Russia        63,812,635        5,832,475
                                                                                                              ------------
                                                                                                                28,716,262
                                                                                                              ------------
  ELECTRIC UTILITIES 10.3%
  Mosenergo, ADR .........................................................       Russia           165,240        1,107,108
  Mosenergo, GDR .........................................................       Russia           811,075        5,478,317
  Unified Energy Systems .................................................       Russia        34,835,429       11,084,634
                                                                                                              ------------
                                                                                                                17,670,059
                                                                                                              ------------
  METALS & MINING 15.6%
  AvtoVAZ ................................................................       Russia            66,900        1,934,079
a Chelyabinsk Pipe Works .................................................       Russia         3,180,000          915,840
  Cherepovets Mk Severstal ...............................................       Russia           100,400       11,244,800
  JSC Mining and Smelting Co. Norilsk Nickel .............................       Russia           252,329       12,490,286
a Severstal Resource .....................................................       Russia            90,360          135,540
                                                                                                              ------------
                                                                                                                26,720,545
                                                                                                              ------------
  OIL & GAS 16.7%
  Lukoil Holdings, ADR ...................................................       Russia            98,725        8,134,940
  MOL Magyar Olaj-Es Gazipari RT .........................................       Hungary          176,200        4,839,567
  Surgutneftegaz .........................................................       Russia         9,197,000        4,212,226
  Tatneft ................................................................       Russia         1,207,300        1,303,884
  YUKOS ..................................................................       Russia           687,616       10,142,336
                                                                                                              ------------
                                                                                                                28,632,953
                                                                                                              ------------
  PHARMACEUTICALS 7.2%
  Egis RT ................................................................       Hungary          144,317        5,288,447
  Pliva D D, GDR, Reg S ..................................................       Croatia          490,700        6,982,661
                                                                                                              ------------
                                                                                                                12,271,108
                                                                                                              ------------



8 |  Semiannual Report

Templeton Russia and East European Fund, Inc.

---------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  WIRELESS TELECOMMUNICATION SERVICES 5.1%
a Vimpel Communications, ADR .............................................       Russia           142,740     $  8,687,156
                                                                                                              ------------
  TOTAL COMMON STOCKS (COST $67,123,093) .................................                                     147,834,072
                                                                                                              ------------
  SHORT TERM INVESTMENTS (COST $21,165,691) 12.3%
b Franklin Institutional Fiduciary Trust Money
   Market Portfolio.......................................................    United States    21,165,691       21,165,691
                                                                                                              ------------
  TOTAL INVESTMENTS (COST $88,288,784) 98.5% .............................                                     168,999,763
  OTHER ASSETS, LESS LIABILITIES 1.5% ....................................                                       2,620,821
                                                                                                              ------------
  NET ASSETS 100.0% ......................................................                                    $171,620,584
                                                                                                              ============





aNon-income producing.
bSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                      Semiannual Report | See notes to financial statements. | 9

Templeton Russia and East European Fund, Inc.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
September 30, 2003 (unaudited)


Assets:
 Investments in securities:
  Cost ...................................................................................................    $ 88,288,784
                                                                                                              ==============
  Value ..................................................................................................     168,999,763
  Cash ...................................................................................................         574,081
 Receivables:
  Investment securities sold .............................................................................       3,179,503
  Dividends  .............................................................................................       1,285,345
                                                                                                              --------------
      Total assets .......................................................................................     174,038,692
                                                                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................................       1,973,550
  Affiliates .............................................................................................         208,982
 Other liabilities .......................................................................................         235,576
                                                                                                              --------------
      Total liabilities ..................................................................................       2,418,108
                                                                                                              --------------
        Net assets, at value .............................................................................    $171,620,584
                                                                                                              --------------
Net assets consist of:
 Undistributed net investment income (loss) ..............................................................    $    820,072
 Net unrealized appreciation (depreciation) ..............................................................      80,710,979
 Accumulated net realized gain (loss) ....................................................................      14,204,450
 Capital shares ..........................................................................................      75,885,083
                                                                                                              --------------
        Net assets, at value .............................................................................    $171,620,584
                                                                                                              --------------
Net asset value per share ($171,620,584 / 5,369,355 shares outstanding) ..................................          $31.96
                                                                                                              ==============








10 |  See notes to financial statements.  |  Semiannual Report

Templeton Russia and East European Fund, Inc.

STATEMENT OF OPERATIONS
for the six months ended September 30, 2003 (unaudited)


Investment income:
 (net of foreign taxes of $309,841)
 Dividends ...............................................................................        $ 2,116,545
 Interest ................................................................................            108,839
                                                                                                  -------------
      Total investment income ............................................................          2,225,384
                                                                                                  -------------
Expenses:
 Management fees (Note 4) ................................................................            897,266
 Administrative fees (Note 4) ............................................................            185,065
 Transfer agent fees .....................................................................             22,371
 Custodian fees ..........................................................................            169,622
 Reports to shareholders .................................................................             18,182
 Registration and filing fees ............................................................             11,875
 Professional fees .......................................................................             56,016
 Directors' fees and expenses ............................................................             14,658
 Other ...................................................................................              3,887
                                                                                                  -------------
      Total expenses .....................................................................          1,378,942
                                                                                                  -------------
        Net investment income (loss) .....................................................            846,442
                                                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................................         14,556,998
  Foreign currency transactions ..........................................................            (29,994)
                                                                                                  -------------
      Net realized gain (loss) ...........................................................         14,527,004
 Net unrealized appreciation (depreciation) on investments ...............................         39,618,079
                                                                                                  -------------
Net realized and unrealized gain (loss) ..................................................         54,145,083
                                                                                                  -------------
Net increase (decrease) in net assets resulting from operations ..........................        $54,991,525
                                                                                                  =============








                     Semiannual Report | See notes to financial statements. | 11

Templeton Russia and East European Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended September 30, 2003 (unaudited) and the year ended March 31, 2003

                                                                               ------------------------------------------
                                                                                 SIX MONTHS ENDED           YEAR ENDED
                                                                                SEPTEMBER 30, 2003        MARCH 31, 2003
                                                                               ------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...............................................      $    846,442           $   (367,403)
  Net realized gain (loss) from investments and foreign
   currency transactions .....................................................        14,527,004              2,444,918
  Net unrealized appreciation (depreciation) on investments ..................        39,618,079              1,211,324
                                                                               ------------------------------------------
      Net increase (decrease) in net assets resulting from operations ........        54,991,525              3,288,839

 Distributions to shareholders from:
  Net realized gains .........................................................        (2,095,122)              (519,698)
 Capital share transactions (Note 3) .........................................                --                 12,295
                                                                               ------------------------------------------
      Net increase (decrease) in net assets ..................................        52,896,403              2,781,436
Net assets:
 Beginning of period .........................................................       118,724,181            115,942,745
                                                                               ------------------------------------------
 End of period ...............................................................      $171,620,584           $118,724,181
                                                                               ==========================================
Undistributed net investment income (loss) included in net assets:
 End of period ...............................................................      $    820,072           $    (26,370)
                                                                               ==========================================




12 |  See notes to financial statements.  |  Semiannual Report

Templeton Russia and East European Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia and East European Fund, Inc. (the Fund, formerly Templeton Russia Fund, Inc.) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities of "Russia Companies," as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.





                                                          Semiannual Report | 13

Templeton Russia and East European Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of share registration and transfer.


3. CAPITAL STOCK

On November 29, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.





14 |  Semiannual Report

Templeton Russia and East European Fund, Inc.

3. CAPITAL STOCK (CONTINUED)

At September 30, 2003, there were 100 million shares authorized ($.01 par value).

Through September 30, 2003, the Fund had repurchased a total of 50,000 shares.

During the year ended March 31, 2003, 569 shares were issued from reinvested distributions for $12,295. As of the period ended September 30, 2003, there were no shares issued from reinvested distributions.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Limited (TAML), and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative management fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrator, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services to a minimum monthly fee of $12,500.

5. INCOME TAXES

At September 30, 2003, the cost of investments and net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments.......................................       $88,539,866
                                                                 -------------
Unrealized appreciation...................................        81,395,241
Unrealized depreciation...................................          (935,344)
                                                                 -------------
Net unrealized appreciation (depreciation)................       $80,459,897
                                                                 =============

At March 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2002 of $4,954. For tax purposes, such losses will be reflected in the year ending March 31, 2004.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond discounts and premiums, and losses realized subsequent to October 31 on the sale of foreign currencies.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2003 aggregated $13,487,205 and $33,387,951, respectively.





                                                          Semiannual Report | 15

Templeton Russia and East European Fund, Inc.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the "Sweep Money Fund"), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $64,980 of dividend income from investment in the Sweep Money Fund for the period ended September 30, 2003.





16 |  Semiannual Report

Templeton Russia and East European Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, AUGUST 28, 2003


An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on August 28, 2003 for the purpose of electing six Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Harmon E. Burns, Frank J. Crothers, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Frank A. Olson.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

Proposal:  The election of six (6) Directors:

-----------------------------------------------------------------------------------------------------------------
                                                 % OF         % OF                        % OF         % OF
                                              OUTSTANDING     VOTED                    OUTSTANDING     VOTED
  TERM EXPIRING 2004:                FOR        SHARES       SHARES     WITHHELD         SHARES        SHARES
-----------------------------------------------------------------------------------------------------------------
  Frank A. Olson              3,937,469.2705     73.33%      99.04%    38,198.2257        0.71%         0.96%

-----------------------------------------------------------------------------------------------------------------
  TERMS EXPIRING 2006:
-----------------------------------------------------------------------------------------------------------------
  Harmon E. Burns             3,937,806.2705     73.34%      99.05%    37,861.2257        0.71%         0.95%
  Frank J. Crothers           3,938,495.2705     73.35%      99.07%    37,172.2257        0.69%         0.93%
  Betty P. Krahmer            3,939,496.2705     73.37%      99.09%    36,171.2257        0.67%         0.91%
  Gordon S. Macklin           3,937,888.2705     73.34%      99.05%    37,779.2257        0.70%         0.95%
  Fred R. Millsaps            3,936,930.2705     73.32%      99.03%    38,737.2257        0.72%         0.97%

*Harris J. Ashton, Nicholas F. Brady, Martin L. Flanagan, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.




                                                          Semiannual Report | 17

Templeton Russia and East European Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Bank, N.A. (the "Plan Administrator"), at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Bank, N.A., in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention:
Templeton Russia and East European Fund, Inc. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.



18 |  Semiannual Report

Templeton Russia and East European Fund, Inc.


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com



SHAREHOLDER INFORMATION

Shares of Templeton Russia and East European Fund, Inc. are traded on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECT[R]. For information go to Mellon Investor Services' web site at http://www.melloninvestor.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN[R] (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Russia and East European Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.



                                                          Semiannual Report | 19

Templeton Russia and East European Fund, Inc.

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.





20 |  Semiannual Report

[LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]
      INVESTMENTS

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030



SEMIANNUAL REPORT AND SHAREHOLDER INFORMATION
TEMPLETON RUSSIA AND
EAST EUROPEAN FUND, INC.



TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield, New Jersey 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTRF S2003 11/03




ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER.

(C) N/A

(D) N/A

(F) PURSUANT TO ITEM 10(A), THE REGISTRANT IS ATTACHING AS AN EXHIBIT A COPY OF ITS CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICERS FINANCIAL AND ACCOUNTING OFFICER.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 10. EXHIBITS

(A) CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS.

(B)(1) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

(B)(2) CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date   November 28, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date   November 28, 2003


By /s/KIMBERLEY H. MONASTERIO
Chief Financial Officer
Date   November 28, 2003